                                                                   Exhibit 10.12

RECORDING REQUESTED BY,
AND WHEN RECORDED, MAIL TO:

SANWA BANK CALIFORNIA
MOUNTAIN VIEW OFFICE
601 SHOWERS DRIVE
P.O. BOX 670
MOUNTAIN VIEW, CA 94040

ATTN:


--------------------------------------------------------------------------------

             DEED OF TRUST (NON-CONSTRUCTION) & ASSIGNMENT OF RENTS

THIS DEED OF TRUST (the "Deed of Trust") is made this 22nd day of August, 1994, by and between ISE LABS, INC., a California Corporation (the "TRUSTOR") whose address is 2095 Ringwood Avenue, San Jose, CA 95131, FIRST BANCORP, a California corporation (the "TRUSTEE") and SANWA BANK CALIFORNIA, a California corporation (the "BENEFICIARY").

                                  WITNESSETH

THAT THE TRUSTOR IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO THE TRUSTEE, its successors and assigns, IN TRUST, WITH POWER OF SALE:

All that property now or hereafter acquired in Santa Clara County, State of California, described in the attached Exhibit "A" (herein referred to as the "Property");

TOGETHER WITH, and including, without limitation: all of the buildings and improvements now or hereafter erected on the Property; all of the easements, rights, rights-of-way, privileges, franchises and appurtenances now or hereafter belonging to, or in any way appertaining, or in any way being a means of access, to said Property; all rents, issues, profits, royalties, revenue, income and other benefits of or arising from the use or enjoyment of all or any portion of the Property or the buildings and improvements now or hereafter erected thereon (subject however to the right, reserved to the TRUSTOR, to collect, receive and retain such rents, issues, profits, royalties, revenue, income and other benefits prior to any default hereunder or under the note referenced below or other evidence of debt secured hereby); all gas, oil, water and mineral rights, profits and stock now or hereafter derived from, appurtenant to, or pertaining to the Property (and any and all shares of stock evidencing the same); all crops now or hereafter grown on the Property; and all equipment, machinery, appliances and fixtures (including replacements and additions thereto) now or hereafter erected thereon; and

All of the foregoing shall be deemed to be and shall remain a part of the Property encumbered by this Deed of Trust, and all of the foregoing, together with the Property, are hereinafter referred to as the "Premises";

FOR THE PURPOSE OF SECURING, in such order of priority as the BENEFICIARY, in its absolute discretion, may determine:

1. Payment of an indebtedness in the principal sum of $2,520,000.00 as evidenced by a certain promissory note dated August 22, 1994, executed by ISE LABS, INC. and payable to the BENEFICIARY or order (herein referred to as the "Note"), and any and all amendments, modifications, extensions or renewals of the Note (whether evidenced by the Note or otherwise); together with the payment of interest on such indebtedness and the payment of all other sums (with interest as therein provided) according to the terms of the Note (and any and all amendments, modifications, extensions, or renewals thereof);

2. Payment of all other sums, with interest as herein provided, becoming due or payable, under the provisions of this Deed of Trust, to the TRUSTEE or the BENEFICIARY;

3. Due, prompt and complete observance, performance and discharge of each and every condition, obligation, covenant and agreement contained in this Deed of Trust, the Note and any document or instrument modifying or amending this Deed of Trust or the Note or otherwise evidencing, securing or pertaining to the indebtedness evidenced by the Note;

4. Payment of such additional sums (with interest thereon) as may hereafter be borrowed from the BENEFICIARY, or its successors or assigns, by the TRUSTOR or the then record owner of the Premises and evidenced by one or more instruments (other than the Note) which are by their terms secured by this Deed of Trust.

TO PROTECT AND MAINTAIN THE SECURITY OF THIS DEED OF TRUST, THE TRUSTOR AGREES:

1. Payment of Obligations When Due. The TRUSTOR shall promptly pay, when due and in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payment, each and every indebtedness and obligation for which this Deed of Trust has been given as security as provided hereinabove; and the TRUSTOR shall promptly perform, observe and discharge each and every condition, obligation, covenant and agreement for which this Deed of Trust has been given as security provided herein.

2. Maintenance of Premises. The TRUSTOR shall maintain and keep the Premises in good condition and repair and shall not commit or permit waste of the whole or part of any item consisting of a part of the Premises. The TRUSTOR shall not alter, remove or demolish any buildings, improvements, machinery, equipment, appliances or fixtures nor or hereafter on the Property without the prior written consent of the BENEFICIARY.

The TRUSTOR shall promptly repair, replace or restore (in good, workmanlike manner and in compliance with all laws, ordinances, governmental rules and regulations, easements, agreements, covenants, conditions and restrictions affecting the Premises) all buildings, improvements, machinery, equipment, appliances and fixtures now or hereafter on the Property, in the event of damage to or destruction of such buildings, improvements, machinery, equipment, appliances and fixtures.

The TRUSTOR shall not commit, suffer or permit any act upon the Premises in violation of law, ordinance, governmental rules and regulations, easements, agreements, covenants, conditions and restrictions affecting the Premises or use of the Premises.

The TRUSTOR shall cultivate, irrigate, fertilize, fumigate, spray, prune and do any other acts which from the character or use of the Property may be reasonably necessary.

In the performance of all acts required of the TRUSTOR under the above paragraphs describing maintenance of the Premises, the TRUSTOR shall promptly pay when due all expenses incurred therefor and shall promptly pay, discharge or otherwise release all claims for labor performed and materials furnished therefor.

3.  Environmental Compliance.

    A. Definitions. For purposes of this section, the following terms are defined as follows:

       (i) "Environmental Claims" shall mean all claims, however asserted, by any governmental authority or other person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (i) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Materials at, in or from the Property, or (ii) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

       (ii) "Environmental Laws" shall mean all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to environmental, health, safety and land use matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource, Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

       (iii) "Hazardous Materials" shall mean all those substances which are regulated by, or which may form the basis of liability under any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

    B. Environmental Representations and Warranties. The TRUSTOR hereby represents and warrants that the operations and activities of the TRUSTOR on or at the Premises comply, and during the term of this Deed of Trust will at all times comply, in all respects with all Environmental Laws; the TRUSTOR has obtained licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for its ordinary operations on or at the Premises, all such Environmental Permits are in good standing, and the TRUSTOR is in compliance with all material terms and conditions of such Environmental Permits; neither the TRUSTOR nor the Property or operations are subject to any outstanding written order from or agreement with any governmental authority nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material; there are no Hazardous Materials or other conditions or circumstances existing, or arising from operations prior to the date of this Deed of Trust, with respect to the Property that would reasonably be expected to give rise to Environmental Claims. In addition, (i) the TRUSTOR does not have or maintain on the Premises any underground storage tanks which are not properly registered or permitted under applicable Environmental Laws or which are leaking or disposing of Hazardous Materials off-site, and (ii) the TRUSTOR has notified all of its employees of the existence, if any, of any health hazard arising from the conditions of their employment on or at the Premises and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

    C. Environmental Compliance. The TRUSTOR shall:

       (i) Conduct its operations on or at the Premises and keep and maintain the Property in compliance with all Environmental Laws.

       (ii) Give prompt written notice to the BENEFICIARY, but in no event later than 10 days after becoming aware, of the following: (a) any enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the TRUSTOR or any of its affiliates or the Property pursuant to any applicable Environmental Laws,
       (b) all other Environmental Claims in connection with the Property, and
       (c) any environmental or similar condition or any real property adjoining or in the vicinity of the Property that could reasonably be anticipated to cause such the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Environmental Laws.

       (iii) Upon the written request of BENEFICIARY, the TRUSTOR shall submit to the BENEFICIARY, at the TRUSTOR's sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice required pursuant to this Section.

       (iv) At all times indemnify and hold harmless the BENEFICIARY from and against any and all liability arising out of any Environmental Claims.

4. Insurance. The TRUSTOR shall provide, maintain and keep policies of insurance (with companies and in form, content, policy limits and terms satisfactory to the BENEFICIARY, with loss payable to the BENEFICIARY) insuring the Premises against: fire (with an extended coverage endorsement), public liability, loss of rents or business interruption, flood damage (if the Property is located in a flood hazard area and if such insurance is available) and such other hazards and coverages, including earthquake, as the BENEFICIARY from time to time may reasonably require.

The TRUSTOR shall promptly pay when due all premiums for such insurance, shall deliver copies of all such insurance policies, renewals of such policies and premium receipts therefor to the BENEFICIARY, and shall do all things necessary to obtain prompt settlement or disposition of any claim or loss covered under such policies.

All such policies shall name the BENEFICIARY as an additional insured and shall include such endorsements as the BENEFICIARY shall deem necessary to protect its interest in the Premises. All such policies shall not be cancelable nor subject to substantial change without at least thirty (30) days' prior written notice to, and approval by, the BENEFICIARY, and the BENEFICIARY shall receive at least thirty (30) days' prior written notice of the termination of any such policy.

Without waiving or curing any default in the performance of any obligation under this Deed of Trust and/or without waiving notice of any such default, the BENEFICIARY may, in its absolute discretion: apply the proceeds of such insurance upon any indebtedness or obligation secured under this Deed of Trust; and/or, in such order, in such manner and according to such terms and conditions as the BENEFICIARY may determine, release all or portions of such proceeds to the TRUSTOR for the repair, replacement, or restoration of the Premises.

5. Payment of Taxes and Assessments. The TRUSTOR shall pay and discharge, at least ten (10) days prior to delinquency: all taxes, assessments and charges of every kind and nature (including real personal property taxes); all general and special assessments, including common area maintenance assessments and assessments on appurtenant water stock; all levies and all permit, inspection and license fees; all water and sewer rents, connection fees and charges and all other public and private charges whether of a like or different nature) imposed upon or assessed against the TRUSTOR or the Premises, or any part thereof or upon the revenues, rents, issues, income, or profits thereof or upon the inventory of goods maintained or stored thereon or therein. The TRUSTOR shall, within ten (10) days following such payment or discharge and upon the request of the BENEFICIARY, provide the BENEFICIARY with receipts therefor.

Notwithstanding the foregoing, the TRUSTOR shall have the right to contest the validity or amount of any such tax, assessment or charge; provided that the validity or amount thereof is contested diligently and in good faith and provided further that the TRUSTOR shall protect the Premises against any lien arising out of any such tax, assessment or charge, or out of any such contest thereof, by obtaining a bond, in form, substance, amount, and issued by a surety, satisfactory to the BENEFICIARY.

6. Litigation. The TRUSTOR shall appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust and/or the rights and/or powers of the BENEFICIARY and/or the TRUSTEE hereunder, and the TRUSTOR shall pay all costs and expenses (including costs of evidence of title and attorneys' fees) in any action or proceeding in which the BENEFICIARY or the TRUSTEE may so appear and/or in any suit brought by the BENEFICIARY to foreclose this Deed of Trust, to enforce any obligation secured by this Deed of Trust and/or prevent the breach thereof.

7. Performance of Obligations by Beneficiary or Trustee. Should the TRUSTOR fail to make any payment, perform any obligation or do any act set forth in or secured by this Deed of Trust, the BENEFICIARY or the TRUSTEE (at the request of the BENEFICIARY), without obligation to do so, without notice to or demand upon the TRUSTOR and without releasing the TRUSTOR from making such future payments, performing such future obligations or doing such future acts, may make such payment, perform such obligation or do such act in such manner and to such extent as the BENEFICIARY or the TRUSTEE may deem necessary to protect the security of this Deed of Trust. For any and all such purposes, the BENEFICIARY and/or the TRUSTEE are authorized to enter upon the Premises, and, if the Premises consists of agricultural property, the BENEFICIARY and/or the TRUSTEE are authorized to prepare for harvest, harvest, remove, and sell any crops that may be growing upon the Premises and apply the proceeds thereof to the indebtedness secured by this Deed of Trust.

Without limiting the foregoing, the BENEFICIARY or the TRUSTEE may pay, purchase, contest or compromise any encumbrance, charge or lien which, in the sole judgment of the BENEFICIARY or the TRUSTEE, appears to be prior or superior to this Deed of Trust. In exercising any such power, the BENEFICIARY or the TRUSTEE may pay all necessary expenses incurred therefor and employ legal counsel and pay its fees.

The TRUSTOR agrees to and shall pay, immediately without demand, all sums so expended by the BENEFICIARY or the TRUSTEE, with interest, from the date of expenditure, at a rate which is three percent (3%) per annum in excess of the rate otherwise payable on such date according to the terms of the Note.

8. Condemnation. Any Award of damages or other form of compensation awarded in connection with any condemnation for public use of, or injury to, the Property and/or the buildings and improvements now or hereafter erected thereon (or any part thereof) are hereby assigned and shall be paid directly to the BENEFICIARY, to be used, held, paid, applied or released in the absolute discretion of the BENEFICIARY and without regard to the adequacy of its security, in the same manner and with the same effect as provided herein for the disposition of insurance proceeds. In this regard, the TRUSTOR hereby waives the benefit of any statute, rule or law which may be contrary thereto, and the TRUSTOR hereby agrees to execute such further assignments therefor as the BENEFICIARY may require.

9. Acceptance of Late and Partial Payments. The acceptance by the BENEFICIARY of the payment of any sum secured by this Deed of Trust after its due date shall not constitute a waiver of the right to require prompt payment when due of all other and future sums so secured, or to declare a default as herein provided for any failure to so pay, or to proceed with foreclosure or sale for any other default then existing. The acceptance by the BENEFICIARY of the payment of a portion of any sum secured by this Deed of Trust at such time that such sum in its entirety is due and payable shall neither cure nor excuse the default caused by failure to pay the whole of such installment or affect any notice of default recorded prior to such acceptance, unless such notice of default is expressly revoked in writing by the BENEFICIARY. Such acceptance shall not constitute a waiver of the BENEFICIARY's rights to require full payment when due of all other and future sums so secured.

10. General Rights of the Beneficiary and the Trustee. At any time or from time to time, without liability therefor, without notice and without affecting the liability of any person (including the TRUSTOR) for the payment of any indebtedness, or the performance of any obligation secured by this Deed of Trust or the lien of this Deed of Trust on the Premises or any portion thereof:

     A. The BENEFICIARY may: (i) release any person liable for the payment of any such indebtedness or for the performance of any such obligation;
     (ii) extend the time or otherwise alter the terms of payment of any such indebtedness; (iii) accept additional security therefor of any kind, including deeds of trust and mortgages; and/or (iv) alter, substitute and/or release any portion of the Premises securing such indebtedness;

     B. The TRUSTEE may: (i) upon the written consent of the BENEFICIARY, consent to the making of any map or plot of the Property; (ii) join in granting any easements or creating any restrictions on the Property and/or
     (iii) join in any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust.

11. Reconveyance of this Deed of Trust. Upon written request of the BENEFICIARY stating that all indebtedness secured by this Deed of Trust has been paid, upon surrender of this Deed of Trust and all instruments or documents evidencing such indebtedness to the TRUSTEE for cancellation and retention and upon payment to the TRUSTEE of its fees, costs and expenses incurred or to be incurred thereby, the TRUSTEE shall reconvey, without warranty, the Premises then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto".

12. Assignment of Rents. The TRUSTOR absolutely and unconditionally hereby assigns, transfers, conveys, and sets over to the BENEFICIARY all of the rents, royalties, issues, profits, revenue, income, and other benefits of the Premises arising from the use or enjoyment of all or any portion thereof or from any lease or agreement pertaining thereto (hereinafter collectively referred to as the "Rents"); reserving to the TRUSTOR only the right, prior to any default by the TRUSTOR hereunder, to collect, receive and retain the Rents as they become due and payable, but not otherwise. The TRUSTOR shall, at the request of the BENEFICIARY, execute such further assignments to the BENEFICIARY of any or all such leases, agreements and Rents as the BENEFICIARY may require.

Upon any such default by the TRUSTOR hereunder, the BENEFICIARY may, at any time and without notice (either in person, by agent or representative, or by a receiver appointed by a court) and without regard to the adequacy of any security for the indebtedness and/or obligations secured by this Deed of Trust: enter upon and take possession of the Premises or any part thereof, in its own name or in the name of the TRUSTOR; sue for or otherwise collect the Rents (including those past due and unpaid) and apply such Rents (less costs and expenses of operations and collection, including attorneys' fees and expenses) to the payment of such indebtedness secured under this Deed of Trust in such order and proportions as the BENEFICIARY in its absolute discretion may determine. The entering upon and taking possession of the Premises and the collection and application of the Rents shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

13. Sale by Trustee of the Premises. Upon a default in the payment of any indebtedness, or the performance of any obligation, secured by this Deed of Trust, or in the event that any representation, covenant or warranty contained in this Deed of Trust or in any other document evidencing or securing the loan for which any such indebtedness is evidenced shall be or become untrue, the BENEFICIARY may (without notice to or demand upon the TRUSTOR): declare all indebtedness secured by this Deed of Trust immediately due and payable; and/or execute and record (or cause the TRUSTEE to execute and record) a notice of default and election to cause the Premises to be sold to satisfy the indebtedness and obligations secured hereby; and/or commence an action to foreclose this Deed of Trust and/or take any other action permitted by law to enforce its rights and remedies hereunder as it may deem to be appropriate. Upon the recordation of such notice of default, the BENEFICIARY shall deposit this Deed of Trust and all notes and documents evidencing such indebtedness and/or such obligations with the TRUSTEE.

After the lapse of such time as may then be required by law following the recordation of the notice of default, and after the notice of the sale of the Premises has been given by the TRUSTEE as then required by law, the TRUSTEE (without demand on the TRUSTOR) shall sell the Premises at the time and place fixed in such notice of sale, either as a whole or in separate parcels, and in such order as the TRUSTEE may determine, at public auction to the highest bidder for cash in lawful money of the United States of America, payable at the time of sale. The TRUSTEE may postpone the sale of all or any portion of the Premises by public announcement at such time and place of sale and from time to time thereafter may postpone such sale by public announcement at the time and place fixed by the preceding postponement.

The TRUSTEE shall deliver to the purchaser a deed conveying the Premises (or such portion thereof) so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.

Any person, including the TRUSTOR, the TRUSTEE, or the BENEFICIARY, may purchase at such sale.

Upon such sale by the TRUSTEE, and after deducting all costs, expenses, and fees of the TRUSTEE and of this Trust (including the cost of evidence of title in connection with the sale), the TRUSTEE shall apply the proceeds from the sale to the payment of: the indebtedness and obligations secured by this Deed of Trust, whether evidenced by the Note or otherwise; sums representing advances made or expenditures made and incurred by, and not then repaid to, the BENEFICIARY or the TRUSTEE under this Deed of Trust or under any document evidencing or securing any indebtedness secured hereby, together with accrued interest thereon at the rate specified in the section of this Deed of Trust entitled "Performance of Obligations by Beneficiary or Trustee"; all other sums then secured by this Deed of Trust, together with interest as provided in any document pertaining thereto; and the remainder, if any, to the person or persons legally entitled thereto.

If this Deed of Trust or the Note secured hereby provides for any charge for prepayment of any indebtedness secured hereby, the TRUSTOR agrees to pay said charge if any of such indebtedness shall be paid prior to the normal due date thereof stated in such Note or in this Deed of Trust; this result shall obtain even if and notwithstanding the TRUSTOR shall have defaulted in the payment thereof or in the performance of any obligation hereunder, and the BENEFICIARY, by reason of such default, shall have declared all indebtedness secured hereby immediately due and payable.

14. Acceleration of Indebtedness Upon Sale of the Premises. In the event the TRUSTOR, or any successor in interest to the TRUSTOR in the Premises secured by this Deed of Trust, sells, conveys, alienates, assigns, transfers, or disposes of the Premises, or any part thereof or any interest therein, or becomes divested of its title or any interest therein in any manner or way, or enters into a master lease covering all or any portion thereof or an undivided interest therein, whether voluntary, involuntary, or otherwise, or enters into an agreement to do so, without the prior written consent of the BENEFICIARY, then the BENEFICIARY may, at its election, declare the Note and such other indebtedness and obligations secured by this Deed of Trust, irrespective of the maturity date specified in the Note or in any written agreement pertaining to the Note and/or such other indebtedness and obligations, immediately due and payable without notice. No waiver of this right shall be effective unless in writing. Consent by the BENEFICIARY to one such transaction shall not constitute or be deemed to be a waiver of the rights of the BENEFICIARY provided herein, or a waiver of the requirement of the prior written consent of the BENEFICIARY, as to future or succeeding transactions.

15. Acceleration of Indebtedness Upon Change in Ownership, Control, or Membership of Trustor. If the TRUSTOR is a corporation, trust, limited or general partnership, or joint venture, and there shall occur a sale, conveyance, transfer, disposition or encumbrance (whether voluntary or involuntary, or otherwise), or should an agreement be entered into to do so, with respect to more than ten percent (10%) of the issued and outstanding capital stock of the TRUSTOR (if a corporation), of the beneficial interest of the TRUSTOR (if a trust), or of any general or limited partnership or joint venture interest (if the TRUSTOR is a general or limited partnership or joint venture), or if there shall occur a change in any general partner or joint venturer, or a change affecting the ownership, control, or membership of the TRUSTOR (if the TRUSTOR is a general or limited partnership or a joint venture), then the BENEFICIARY may, at its election, declare the Note and such other indebtedness and obligations secured by this Deed of Trust, irrespective of the maturity date specified in the Note or in any written agreement pertaining to the Note and/or such other indebtedness and obligations, immediately due and payable, without notice, unless the BENEFICIARY shall have given its prior written consent thereto. Consent to one such transaction shall not constitute or be deemed to be a waiver of the right to require such consent as to future or succeeding transactions.

16. Acceleration of Indebtedness Upon an Event of Bankruptcy or Insolvency. The TRUSTOR agrees that the BENEFICIARY may, at its election, declare the Note and such other indebtedness and obligations secured by this Deed of Trust, irrespective of the maturity date specified in the Note or in any written agreement pertaining to the Note and/or such other indebtedness and obligations, immediately due and payable, without notice: if any proceeding under the Bankruptcy Code, or under any present or future federal, state or other statute, law or regulation pertaining to bankruptcy, insolvency or other relief for debtors shall be instituted by or against the TRUSTOR or any other person who may be liable (by way of guaranty, assumption, endorsement or otherwise) upon the Note and/or such other indebtedness and obligations secured hereby; and/or if a receiver, trustee or custodian shall be appointed for the TRUSTOR or such other person shall make an assignment for the benefit of creditors and if such proceeding or receiver, trustee or custodian shall not be dismissed, or such assignment shall not be voided, within sixty (60) days of such institution, appointment or making.

17. Successor Trustees. The BENEFICIARY, acting alone, may, from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder. Such instrument, executed, acknowledged and recorded in the manner required by law, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall (without conveyance from the preceding Trustee) succeed to all of the title, estate, rights, powers and duties of such preceding Trustee. Such instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed of Trust is recorded and the name and address of the new Trustee. If a notice of default has been recorded, this power of substitution cannot be exercised until after the costs, fees, and expenses of the then acting Trustee have been paid to such Trustee, who shall endorse receipt thereof upon such instrument or substitution.

18. Cumulative Remedies; Additional Security. No remedy herein conferred upon or reserved to the parties to this Deed of Trust is intended to be exclusive of any other remedy provided herein or by law. Each such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the TRUSTEE or the BENEFICIARY in the exercising of any right or power accruing upon any event of default hereunder shall impair such right or power or any other right or power, nor shall such delay or omission be construed or deemed to be a waiver of any default or any acquiescence therein.

If there exists additional security for the indebtedness and obligations secured by this Deed of Trust, the BENEFICIARY, it its election and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which the BENEFICIARY may be entitled hereunder--either concurrently with whatever rights or remedies the BENEFICIARY may have in connection with such other security or in such order and in such manner as the BENEFICIARY may deem fit--without waiving any rights or remedies with respect to any other security.

19. Partial Invalidity of this Deed of Trust. In the event any one or more of the provisions of this Deed of Trust, the Note, or any other document evidencing the indebtedness and obligations secured hereby shall for any reason be held to be invalid, illegal and/or unenforceable in any respect, such invalidity, illegality and/or unenforceability shall not affect any other provision of this Deed of Trust, the Note, or any such other document, and such other provisions shall remain binding and enforceable and shall continue in effect.

20. Application of California Law. This Deed of Trust has been executed and delivered in the State of California and is to be construed, enforced and governed according to and by the laws of California.

21. Miscellaneous Provisions.

     A. This Deed of Trust applies to, inures to the benefit of and binds all parties hereto and their respective heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" as used herein shall mean the owner and holder, including pledgees, of the Note or any other indebtedness secured hereby, whether or not named as the Beneficiary herein.

     B. The headings and captions of the paragraphs of this Deed of Trust are for reference purposes only and shall not be construed or deemed to define or limit any of the terms and provisions contained thereunder. Whenever in this Deed of Trust the context so requires, the gender used includes the masculine, feminine, and/or neuter and the number so used includes the singular and/or the plural.

     C. Any Trustor who is married hereby expressly agrees that recourse may be had against such person's separate property, but without thereby creating any lien or charge thereon for any deficiency after sale of the Premises as herein provided.

     D. The pleading of any statute of limitations as a defense to any and all indebtedness and/or obligations secured by this Deed of Trust is hereby waived to the fullest extent permissible by law.

     E. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of real property, for tax purposes, any lien or charge thereon, or changing in any way the laws now existing for the taxation of deeds of trust or indebtedness secured by deeds of trust for federal, state or local purposes, or changing the manner of collection of any such taxes as to affect this Deed of Trust or the indebtedness secured hereby, the TRUSTOR agrees to pay such tax arising from such new law; and if the TRUSTOR fails to do so or if it would be illegal for the TRUSTOR to do so, the BENEFICIARY may, at its election and without demand or notice, declare the entire indebtedness secured by this Deed of Trust (together with accrued interest thereon) immediately due and payable.

     F. The TRUSTEE accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The TRUSTEE is not obligated to notify any party to this Deed of Trust of a pending sale under any other deed of trust or of any action or proceeding in which the TRUSTOR, the BENEFICIARY and/or the TRUSTEE is a party, unless brought by the TRUSTEE hereunder.

     G. The TRUSTOR requests that a copy of any notice of default or any notice of sale thereunder be mailed to the TRUSTOR at the address first referenced and set forth herein, or at such other address as the TRUSTOR may, from time to time, notify the TRUSTEE by certified United States mail.

IN WITNESS WHEREOF, this Deed of Trust is executed as of the date first hereinabove written.



                                    TRUSTOR:

                                    ISE LABS, INC.

                                    By:  /s/ Saeed A. Malik
                                       -----------------------------------
                                       Saeed A. Malik, President

                                    By:  /s/ Alex M. Barrios
                                       -----------------------------------
                                       Alex M. Barrios, Vice President

                                    By:  /s/ Laurence F. Jorstad
                                       -----------------------------------
                                       Laurence F. Jorstad, Vice President



                        ATTACH NOTARY ACKNOWLEDGEMENTS

--------------------------------------------------------------------------------
                         CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CALIFORNIA      )
                         ) ss
COUNTY OF SANTA CLARA    )

On August 30, 1994 before me, Belinda M. Wortham, Notary Public personally appeared Saeed A. Malik, Alex M. Barrios and Laurence F. Jorstad proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to be that they executed the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or the [??^^] the instrument.

WITNESS my hand and official seal.                [SEAL OF BELINDA M. WORTHAM]

Signature  /s/ Belinda M. Wortham
         --------------------------
--------------------------------------------------------------------------------

                                  EXHIBIT "A"
                         DESCRIPTION OF REAL PROPERTY
                                 DEED OF TRUST

All that real property located in Santa Clara County, California, legally described as follows:



                                              Order No. 7440703


                               LEGAL DESCRIPTION

The land referred to in this Report is situated in the State of California, City of San Jose, County of Santa Clara County Records, and is described as follows:

All of Parcel 1 as shown upon that certain map entitled, "Parcel Map, being Parcel 8 of that Parcel Map of International Business Park consisting of twelve sheets recorded January 28, 1977 in Map Book 388, pages 16 thru 27, and Parcel 1 as filed for record January 16, 1980, in Book 457 of maps, at page 34, and lying within the City of San Jose, California" which map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on May 12, 1981 in Book 484 of maps, at page 12.

Excepting therefrom that portion thereof lying below a depth of 500 feet, measured vertically from the contour of the surface of said property, as excepted in the Deed from Southern Pacific Industrial Development Company, a Texas corporation to Ringwood Avenue, WDT, a California general partnership, recorded August 1, 1983 in Book H 768 of Official Records, page 300.

Also excepting therefrom the underground water or rights thereto with no right of surface entry, as quitclaimed to San Jose Water Works, a California Corporation, recorded on May 22, 1985 in Book J 353, of Official Records, page 153.

Assessors Parcel No. 244-22-025